UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22386

Excelsior Venture Partners III, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road

Stamford, CT 06905

(Address of principal executive offices) (Zip code)

James D. Bowden

Merrill Lynch Alternative Investments LLC

100 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-637-2587

Date of fiscal year end: October 31

Date of reporting period: January 31, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule of Investments is attached herewith.

Excelsior Venture Partners III, LLC

Schedule of Investments

January 31, 2014 (Unaudited)

Principal Amount/Shares	Private Companies (A), (B), (G), (H)	Acquisition Dates (C)	Cost	Fair Value	% of Net Assets (D)

Liquidating Trusts

Life Sciences

1,999,999	Archemix Liquidating Trust Preferred Series A (I)	08/02 - 11/03	$ 1,999,999	$ —	—%
700,000	Archemix Liquidating Trust Preferred Series B (I)	03/04 - 12/05	335,187	—	—%
	Total LIQUIDATING TRUSTS - Private Companies		2,335,186	—	—%

Preferred Stocks
Wireless

4,433,333	Ethertronics, Inc. Series B (E)	06/01 - 05/04	6,650,000	18,043,905	44.03%
1,969,205	Ethertronics, Inc. Series C (E)	05/05 - 03/10	2,953,808	8,014,772	19.56%
758,542	Ethertronics, Inc. Series D (E)	03/09	1,137,813	3,087,305	7.53%
	Total Preferred Stocks - Private Companies		10,741,621	29,145,982	71.12%

	Total Private Companies		13,076,807	29,145,982	71.12%

Excelsior Venture Partners III, LLC

Schedule of Investments

January 31, 2014 (Unaudited) (continued)

Percent Owned (F)	Private Investment Funds (A), (B), (G), (H)	Acquisition Dates (C)	Commitment	Cost	Fair Value	% of Net Assets (D)

Early-Stage Information Technology
0.98%	Sevin Rosen Fund IX, L.P.	10/04 - 08/11	$3,000,000	$2,376,609	$1,340,173	3.27%
2.36%	Tallwood II, L.P.	12/02 - 09/08	3,000,000	2,535,833	437,965	1.07%
1.70%	Valhalla Partners, L.P.	10/03 - 08/12	3,000,000	1,471,572	1,248,333	3.05%
			9,000,000	6,384,014	3,026,471	7.39%

Early-Stage Life Sciences and Technology
1.07%	Burrill Life Sciences Capital Fund, L.P.	12/02 - 09/13	3,000,000	—	270,227	0.66%
1.18%	CHL Medical Partners II, L.P.	01/02 - 05/09	2,000,000	225,725	568,184	1.39%
1.03%	CMEA Ventures VI, L.P.	12/03 - 07/13	3,000,000	2,522,382	1,285,652	3.14%
			8,000,000	2,748,107	2,124,063	5.19%

Multi-Stage Life Sciences, Communications and Health Care
0.35%	Advanced Technology Ventures VII, L.P.	08/01 - 09/13	2,700,000	770,181	1,466,123	3.58%
0.33%	Morgenthaler Partners VII, L.P.	07/01 - 01/10	3,000,000	843,391	672,315	1.64%
0.59%	Prospect Venture Partners II, L.P.	06/01 - 12/12	3,000,000	—	425,351	1.04%
			8,700,000	1,613,572	2,563,789	6.26%

Total Private Investment Funds	10,745,693	7,714,323	18.84%

TOTAL INVESTMENTS	$25,700,000	$23,822,500	36,860,305	89.96%

OTHER ASSETS & LIABILITIES (NET)	4,115,413	10.04%
NET ASSETS	$40,975,718	100.00%

(A)	Non-income producing securities. Restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted investments at January 31, 2014 aggregated $23,822,500. Total fair value of illiquid and restricted investments at January 31, 2014 was $36,860,305, or 89.96% of net assets.
(C)	Acquisition Dates cover a period from the original investment date to the last acquisition date and is a required disclosure for restricted investments only.
(D)	Calculated as fair value divided by the net assets of Excelsior Venture Partners III, LLC (the “Company”).
(E)	At January 31, 2014, the Company owned 5% or more of Ethertronics, Inc. voting securities, thereby making Ethertronics, Inc. an affiliate as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act") of the Company. Total fair value of securities of affiliates owned by the Company at January 31, 2014 (including investments in controlled affiliates) was $29,145,982, or 71.12% of net assets.
(F)	Represents the Company's capital balance as a percentage of the respective Private Investment Fund's total capital or the respective Private Investment Fund's commitment as a percentage of the Private Investment Fund's total commitments.
(G)	The estimated cost of the Private Companies at January 31, 2014 for federal income tax purposes aggregated $15,067,742. The net unrealized appreciation for federal income tax purposes was estimated to be $14,078,240 at January 31, 2014. The net appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $18,404,361 and $4,326,121 respectively, at January 31, 2014. The estimated cost of the Private Investment Funds at January 31, 2014 for federal income tax purposes aggregated $9,083,646. The net unrealized depreciation for federal income tax purposes was estimated to be $1,369,323 at January 31, 2014. The net depreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $1,276,010 and $2,645,333, respectively, at January 31, 2014.
(H)	All investments are based in the United States.
(I)	In addition to the fair value, Archemix unit holders may receive future amounts and possible milestone based earn outs. Contingent payments are subject to numerous risks and uncertainties, and therefore payments may never be earned or if earned, may not be earned at the times currently estimated.

Change of Investment Adviser

Until December 31, 2013, Bank of America Capital Advisors LLC (“BACA”), an indirect wholly-owned subsidiary of Bank of America and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), served as investment adviser of Excelsior Venture Partners III, LLC (the “Company”). Effective December 31, 2013, BACA reorganized into its affiliate, Merrill Lynch Alternative Investments LLC (“MLAI” or the “Investment Adviser”) (the “Reorganization”). As the survivor of the Reorganization and the successor of BACA, MLAI assumed all responsibilities for serving as the Investment Adviser of the Company under the terms of the investment advisory agreement between BACA and the Company (the “Advisory Agreement”). The transfer of the Advisory Agreement from BACA to MLAI was approved by the Company’s Board of Managers (the “Board”) on November 25, 2013. The personnel of MLAI who provide services to the Company are the same personnel who previously provided such services to the Company on behalf of BACA.

MLAI is registered as an investment adviser under the Advisers Act and is an indirect wholly-owned subsidiary of Bank of America. The Reorganization was intended to facilitate the consolidation of multiple investment advisory entities within Bank of America.

Valuation of Investments

The Company computes its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Investment Adviser in accordance with valuation principles set forth below, or may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Company values its interests in private investment funds (the “Private Investment Funds”) and other investments.  The Board has delegated to the Investment Adviser general responsibility for determining the value of the assets held by the Company.  The value of the Company’s interests is based on information reasonably available at the time the valuation is made and the Investment Adviser believes to be reliable.  Generally, the value of each Private Investment Fund is determined to be that value reported to the Company by the Private Investment Fund as of each quarter-end, determined by the Private Investment Fund in accordance with its own valuation policies.  The Company follows the authoritative guidance under accounting principles generally accepted in the United States of America (“GAAP”) for estimating the fair value of investments in investment companies that have calculated net asset value in accordance with the specialized accounting guidance for investment companies.

While the Investment Adviser may rely on a Private Investment Fund’s valuation mechanics, the Investment Adviser must maintain an effective monitoring process and internal controls to comply with the Procedures and the Company’s stated accounting policies.  In reviewing valuations from the Private Investment Funds, the Investment Adviser takes into consideration all reasonably available information from the Private Investment Funds related to valuation.  If the Investment Adviser determines that a Private Investment Fund’s value as reported by that Private Investment Fund does not represent current value, or in the event a Private Investment Fund does not report a quarter-end value to the Company on a timely basis, then the Private Investment Fund is valued at its fair value in accordance with the Procedures.  In determining the fair value of a Private Investment Fund, the Investment Adviser shall estimate a value for such Private Investment Fund under such circumstances that the Investment Adviser reasonably believes represents the amount the Company could reasonably expect to receive from the Private Investment Fund if the Company were able to sell its interests in the Private Investment Fund at that time.  In determining a valuation, the Investment Adviser takes into consideration all reasonably available information and other factors deemed pertinent.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a "fair value" basis and in conformity with GAAP. Accordingly, the fair value measurement is determined based on the estimated price a seller would receive in an orderly transaction at the measurement date. For venture capital companies, there are a range of values that are reasonable for such investments at any particular time. Initially, private companies (“Private Companies”) are valued based upon their original cost. The original cost valuation will be adjusted based on either a market or appraisal method of valuation. The private market method will only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method will be based upon such inputs affecting the company such as earnings, net worth, reliable private sale prices of the company’s securities, the market prices for similar securities of comparable companies, an assessment of the company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be determined regularly by the Investment Adviser under the supervision of, and subject to rectification by, the Board of Managers and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments.

At January 31, 2014, market quotations were not readily available for the investments on the Company’s Schedule of Investments which are valued at $36,860,305, or 89.96% of net assets. Such securities were valued by the Investment Adviser, under the supervision of the Board of Managers. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FASB ASC 820-10 "Fair Value Measurements and Disclosure" establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access;

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Company generally uses the capital balance reported by the Private Investment Funds as the primary input in its valuation; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations of such interests, any restrictions or illiquidity on such interests, any potential clawbacks by the Private Investment Funds and the fair value of the Private Investment Funds' investment portfolio or other assets and liabilities.

An individual Private Company’s and Private Investment Fund’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes "observable" requires significant judgment by the Investment Adviser and Board. The Investment Adviser and Board consider observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of the Private Company and the Private Investment Fund within the hierarchy is based upon the pricing transparency of that Private Company and that Private Investment Fund and does not necessarily correspond to the Company’s perceived risk of that Private Company and that Private Investment Fund.

All of the Company’s investments in the Private Companies and Private Investment Funds have been classified within Level 3, and the Company generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available. The Private Investment Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in such Private Investment Funds for which there is no active market. The Company's interests in Private Companies and Private Investment Funds, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3. Assumptions used by the Company or Board due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the Company’s results of operations.

The following table presents the investments carried on the Schedule of Investments by level within the valuation hierarchy as of January 31, 2014.

	Level 1	Level 2	Level 3	Total
Investments in Private Companies
Liquidating Trusts	$-	$-	$-	$-
Preferred Stocks	-	-	29,145,982	29,145,982
Investments in Private Investment Funds
Early-Stage Information Technology	-	-	3,026,471	3,026,471
Early-Stage Life Sciences and Technology	-	-	2,124,063	2,124,063
Multi-Stage Life Sciences, Communications and Health Care	-	-	2,563,789	2,563,789
Totals:	$-	$-	$36,860,305	$36,860,305

Valuation Process for Level 3 Fair Value Measurements

The Company generally uses the capital balance reported by the Private Investment Funds as a primary input in its valuation; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations of such interests, any restrictions or illiquidity on such interest, any potential clawbacks by the Private Investment Funds and the fair value of the Private Investment Funds’ investment portfolio or other assets and liabilities. The valuation process for investments categorized in Level 3 of the fair value hierarchy is completed on a quarterly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight and review. The Investment Adviser has responsibility for the valuation process and the fair value of investments reported in the financial statements. The Investment Adviser performs initial and ongoing investment monitoring and valuation assessments. The Investment Adviser’s due diligence process includes evaluating the operations and valuation procedures of the managers of the Private Investment Funds and the transparency of those processes through background and reference checks, attendance at investor meetings and periodic site visits. In determining the fair value of investments, the Investment Adviser reviews periodic investor reports and interim and annual audited financial statements received from the Private Investment Funds, reviews material quarter over quarter changes in valuation and assesses the impact of macro market factors on the performance of the Private Investment Funds. The Board reviews investment transactions and monitors performance of the managers of the Private Investment Funds. The fair value determinations of the Investment Adviser are reviewed by the Board on a quarterly basis.

The Investment Adviser estimates the fair value of the Private Companies based upon various factors, including but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in financial ratios, cash flows or valuations for comparable companies and other measures, which, in many cases, are unaudited at the time received. Valuations may be derived by reference to observable valuation measures for comparable companies or transactions (e.g., multiplying a key performance metric of the investee company such as revenue by a relevant valuation multiple observed in the range of comparable companies or transactions), adjusted by the Investment Adviser for differences between the investment and the referenced comparables. Private Companies may also be valued based on recent financing transactions with adjustments made based on recent activity within a specific industry segment or from the passage of time as the best indicator of fair value. The fair value determinations of the Investment Adviser are reviewed and subject to rectification by the Board on a quarterly basis.

The Investment Adviser employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular review of key inputs and assumptions, transactional backtesting or disposition analysis to compare unrealized gains and losses to realized gains and losses.

Given that the Company's fiscal quarter ends on January 31, valuations received from Private Investment Funds are adjusted for capital contributions and distributions in the interim month and the change in the market price of a publicly traded security is added or subtracted. In the event there is public information regarding one or more of the Private Investment Funds, an assessment will be made as to whether such Private Investment Fund’s valuation needs to be adjusted.

Investment in Private Company	Fair Value at January 31, 2014	Valuation Techniques(1)	Unobservable Inputs(2)	Average

Private Company	$29,145,982	Market Approach	LTM revenue multiple range	2.7
			Discount for lack of marketability	30%

(1) In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management also considers the following unobservable inputs in considering the fair value of its investments: financial information obtained from each portfolio company including unaudited financial statements for the most recent period available as compared to budgeted numbers; current and projected financial condition of the portfolio company; current and projected ability of the portfolio company to service its debt obligations; type and amount of collateral, if any, underlying the investment; current financial ratios applicable to each investment; current liquidity of the investment and related financial ratios; pending debt or capital restructuring of the portfolio company; projected operating results of the portfolio company; current information regarding any offers to purchase the investment; and current ability of the portfolio company to raise any additional financing as needed. Management has determined that market participants would take the inputs into account when valuing the investment. Once management has estimated the underlying entity’s business enterprise value, a waterfall analysis of the entity’s capital structure should be considered. “LTM” means Last Twelve Months and “EBITDA” means Earnings Before Interest Taxes Depreciation and Amortization.

(2) An increase in the revenue multiple used would increase in the fair value. However, an increase in the discount for lack of marketability would lead to a decrease in the fair value. No interrelationships between the unobservable inputs used in the valuation have been identified.

The following table includes a rollforward of the amounts for the three months ended January 31, 2014 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

				Multi-Stage
		Early-Stage	Early-Stage	Life Sciences,
	Private	Information	Life Sciences	Communications
Fair Value Measurements using Level 3 inputs	Companies	Technology	and Technology	and Health Care	Total
Balance as of November 1, 2013	27,578,728	2,909,788	2,100,567	2,736,573	35,325,656
Net change in unrealized appreciation/(depreciation) on investments	7,631,012	116,683	62,381	309,863	8,119,939
Contributions	-	-	-	-	-
Distributions	-	-	(38,885)	(545,910)	(584,795)
Net realized gain/(loss) on investments	(6,063,758)	-	-	63,263	(6,000,495)
Balance as of January 31, 2014	29,145,982	3,026,471	2,124,063	2,563,789	36,860,305

The net change in unrealized depreciation relating to Level 3 investments held at January 31, 2014 for Private Companies and Private Investment Funds is $7,631,012 and $488,927, respectively.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 at the end of the reporting period.

The valuation of the Company's Level 3 investments shown in the table above may involve quantitative or qualitative inputs or assumptions that may be unobservable, excluding investments for which fair value is based on unobservable inputs that are not developed by the Investment Adviser such as the net asset value as reported to the Company by the Private Investment Funds or investments for which fair value is determined by recent, pending or expected transactions without adjustment.

The Company had investments in common and preferred stock valued at $29,145,982 at January 31, 2014 based on inputs determined by evaluating a variety of factors including the performance of the Private Companies, macroeconomic conditions, industry and market developments, market valuations for comparable companies and developments specific to the Private Companies, including their capitalization structure and realization opportunities.

The Company had liquidating trust investments valued at $0 at January 31, 2014 using the income approach. The income approach provides the most timely, reliable and accurate value of the Private Company based on the amounts that may be paid to holders of its preferred units upon reaching certain milestones. The Company assigns a remote probability of receiving such payments based on the performance history of the Private Company and other factors.

Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Company’s Private Investment Funds as of January 31, 2014 is one to two years with the possibility of extensions in each of the Private Investment Funds.

Investments in Private Companies and Private Investment Funds are closed investment vehicles, which provide for no liquidity or redemption option, and are not readily marketable.

Item 2. Controls and Procedures.

(a)	The Company’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Company’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of January 31, 2014, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Company’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Excelsior Venture Partners III, LLC

By (Signature and Title)  /s/ James D. Bowden

   James D. Bowden, President and Chief Executive Officer

Date April 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ James D. Bowden

   James D. Bowden, President and Chief Executive Officer

Date April 1, 2014

By (Signature and Title)  /s/ Steven L. Suss

   Steven L. Suss, Treasurer and Chief Financial Officer

Date April 1, 2014